Summary of significant accounting policies (Policies)	6 Months Ended
Jun. 30, 2018
Summary of significant accounting policies [Abstract]
Basis of presentation and consolidation
(a) Basis of presentation and consolidation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The unaudited condensed consolidated financial statements include the financial statements of the Company and its subsidiaries. All inter-company transactions and balances between the Company and its subsidiaries have been eliminated upon consolidation.

These unaudited condensed consolidated financial statements of the Group have been prepared in accordance with U.S. GAAP for interim financial information using accounting policies that are consistent with those used in the preparation of the Company’s audited consolidated financial statements for the year ended December 31, 2017, except for the adoption of new standards of ASC 606. Accordingly, these unaudited condensed consolidated financial statements do not include all of the information and footnotes required by U.S. GAAP for annual financial statements.

In the opinion of management, the accompanying unaudited condensed consolidated financial statements contain all normal recurring adjustments necessary to present fairly the financial position, operating results and cash flows of the Company for each of the periods presented. The results of operations for the six months ended June 30, 2018 are not necessarily indicative of results to be expected for any other interim period or for the full year of 2018. The condensed consolidated balance sheet as of December 31, 2017 was derived from the audited consolidated financial statements at that date but does not include all of the disclosures required by U.S. GAAP for annual financial statements. These unaudited condensed consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements included in the Annual Report on Form 20-F for the fiscal year ended December 31, 2017.

Subsidiaries are consolidated from the date on which control is transferred to the Group and cease to be consolidated from the date on which control is transferred out of the Group. Where there is a loss of control of a subsidiary, the unaudited condensed consolidated financial statements include the results for the part of the reporting year during which the Group has control.

Ruihao Rongtong, with registered capital of US$37.6 million (RMB250.0 million), was invested in by the Company on May 6, 2015, for the purpose of undertaking a residential property development project in Beijing. On March 1, 2016, June 28, 2016 and September 18, 2016, an unrelated trustee company, Ping’an trust Co., Ltd. (“Ping’an trust”) purchased 20%, 5% and 10% of the Company’s equity interest in Ruihao Rongtong, respectively, and loaned US$124.3 million (RMB862.5 million) in aggregate to the Group. On February 28, 2017, the Company repurchased the 35% equity interest of Ruihao Rongtong from Ping’an trust. On May 23, 2017, Ping’an trust subsequently repurchased back 35% of the Company’s equity interest in Ruihao Rongtong, and loaned US$246.8 million (RMB1.61 billion) in aggregate to the Group (Note 8). As of June 30, 2018, Ruihao Rongtong had one project under construction. Pursuant to the share purchase agreement, the 35% of non-controlling equity interest of Ruihao Rongtong will be repurchased by the Company in cash at the earlier of the second anniversary date, or the date the Company elects to repurchase the 35% equity interest of Ruihao Rongtong. Therefore, the non-controlling interest is mandatorily redeemable and is accounted for as liability in accordance with ASC 480, Distinguishing Liabilities from Equity. In addition, since the Company planned to repurchase the 35% equity interest of Ruihao Rongtong within the next 12 months, the liability is classified as current liability as of June 30, 2018.

In accordance with ASC 810, Consolidation, Ruihao Rongtong as of June 30, 2018 and December 31, 2017 is a variable interest entity (“VIE”) as it was not established with sufficient equity at risk to finance its activities without additional subordinated financial support. As of June 30, 2018 and December 31, 2017, the Company is considered as the primary beneficiary of Ruihao Rongtong, as it has the power to direct the activities of Ruihao Rongtong that most significantly impact their economic performance and has the obligation to absorb the losses and the right to receive benefits from Ruihao Rongtong through its voting interest underlying its 65% equity interest in accordance with PRC Law and the articles of association of Ruihao Rongtong. Based on the above, Ruihao Rongtong is consolidated by the Company.

The carrying amounts and classifications of the assets and liabilities of the VIE are as follows:

	December 31, 2017	June 30, 2018
	US$	US$
	(Audited)	(Unaudited)
Current assets	160,889,349	166,600,007
Non-current assets	287,409	270,409

Total assets	161,176,758	166,870,416

Current liabilities	132,170,781	141,066,656
Non-current liabilities	—	—

Total liabilities	132,170,781	141,066,656

The financial performance and cash flows of the VIE are as follows:

	Six months ended June 30,
	2017	2018
	US$	US$
	(Unaudited)	(Unaudited)
Revenue	—	—
Cost of revenue	—	—
Net loss	(1,338,996)	(2,952,251)
Net cash used in operating activities	(5,763,624)	(6,727,117)
Net cash used in investing activities	—	—
Net cash (used in)/ provided by financing activities	(3,036,391)	6,779,704

As of June 30, 2018, the current liabilities of the VIE included amounts due to subsidiaries of the Group of US$137,296,488 (December 31, 2017: US$126,623,561), which was eliminated upon consolidation by the Company.

As of June 30, 2018, the land use rights included in real estate properties under development of the VIE of US$153,842,685 (December 31, 2017: US$155,782,729) were pledged as collateral for other debt. Creditors of the VIE have no recourse to the general credit of the primary beneficiary.

The VIE contributed nil of the Company’s consolidated revenues for the six-month periods ended June 30, 2017 and 2018.

Use of Estimates
(b)	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the unaudited condensed consolidated financial statements and accompanying notes, and disclosure of contingent liabilities at the date of the unaudited condensed consolidated financial statements. Estimates are used for, but not limited to, the selection of the useful lives of property and equipment and capital lease, allowance for doubtful debt associated with accounts receivable, other receivables, deposit for land use rights, other deposits and prepayments and advances to suppliers, revenue recognition for percentage of completion method, accounting for the share-based compensation, classification of financial instruments, accounting for mandatorily redeemable non-controlling interests, accounting for deferred income taxes, impairment of real estate properties under development, real estate properties held for lease and long-term investments, and provision necessary for contingent liabilities. Management analyzed the forecasted cash flows for the twelve months from September 28, 2018, which indicates that the Group will have sufficient liquidity from cash flows generated by operations and existing credit facilities and therefore will be sufficient financial resources to settle borrowings and payables that will be due in the next twelve months. Management believes that the estimates utilized in preparing its unaudited condensed consolidated financial statements are reasonable and prudent. Actual results could differ from these estimates.

Foreign currency translation
(c)	Foreign currency translation

The Group’s financial information is presented in U.S. dollars. The functional currency of the Company is U.S. dollars. The functional currency of the Company’s subsidiaries in the PRC is Renminbi (“RMB”), the currency of the PRC. The functional currency of the Company’s subsidiaries in Malaysia is Malaysian Ringgit (“MYR”), the currency of the Malaysia. The functional currency of the Company’s subsidiaries other than those in the PRC and Malaysia is U.S. dollars. Transactions by the Company’s subsidiaries which are denominated in currencies other than RMB are remeasured into RMB at the exchange rate quoted by the People’s Bank of China (“PBOC”) prevailing on the dates of the transactions. Exchange gains and losses resulting from transactions denominated in a currency other than RMB are included in the consolidated statements of comprehensive income as exchange gains or losses. The unaudited condensed consolidated financial statements of the Company’s subsidiaries have been translated into U.S. dollars in accordance with ASC 830, Foreign Currency Matters. The PRC subsidiaries’ financial information is first prepared in RMB and then is translated into U.S. dollars at period-end exchange rates as to assets and liabilities and average exchange rates as to revenue and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The effects of foreign currency translation adjustments are included as a component of accumulated other comprehensive income in shareholders’ equity.

	June 30, 2017	December 31, 2017	June 30, 2018
	(Unaudited)	(Audited)	(Unaudited)
Period end RMB: US$ exchange rate	6.7744	6.5342	6.6166
Period average RMB: US$ exchange rate	6.8709	6.7547	6.3673

RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollars at the rates used in translation.

Effect of change in estimate
(d) Effect of change in estimate

Revisions in estimated gross profit margins related to estimated costs and revenues are made in the period in which circumstances requiring the revisions become known. During the six months ended June 30, 2018, real estate development projects (Chengdu Thriving Family, Changsha Xinyuan Splendid, Sanya Yazhou Bay No.1, Tianjin Spring Royal Palace), which recognized gross profit in 2017, had changes in their estimated gross profit margins. As the unit sales and selling prices were on an upward trend during the period ended June 30, 2018, the Group revised upwards its prior estimates related to selling prices and total estimated sales values in conjunction with the change in total estimated costs. As a result of the changes in estimate above, gross profit, net income and basic and diluted earnings per share increased by US$10.6 million, US$8.0 million, US$0.06 per share, and US$0.06 per share, respectively, for the six months ended June 30, 2018.

Recent Accounting Pronouncements
(e) Recent Accounting Pronouncements

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-02”). ASU 2016-02 modifies existing guidance for off-balance sheet treatment of lessees’ operating leases by requiring lessees to recognize lease assets and lease liabilities. Under ASU 2016-02, lessor accounting is largely unchanged. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted. The Company is evaluating this guidance and the impact to the Company, as both lessor and lessee, on the consolidated financial statements. The Company expects to recognize right-of-use assets and operating lease liabilities on the balance sheet upon adoption, which will increase total assets and liabilities.

In January 2017, the FASB issued ASU 2017-04, Simplifying the Test for Goodwill Impairment, which simplifies the accounting for goodwill impairment by eliminating Step two from the goodwill impairment test. If the carrying amount of a reporting unit exceeds its fair value, an impairment loss shall be recognized in an amount equal to that excess, versus determining an implied fair value in Step two to measure the impairment loss. The guidance is effective for annual and interim impairment tests performed in periods beginning after December 15, 2019. Early adoption is permitted for all entities for annual and interim goodwill impairment testing dates on or after January 1, 2017. The guidance should be applied on a prospective basis. The Company does not believe this standard will have a material impact on the results of operations or financial condition.

On February 2018, the FASB issued ASU No. 2018-02, "Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Comprehensive Income (“AOCI”)." The ASU and its amendments were issued as a result of the enactment of the U.S. Tax Cuts and Jobs Act of 2017. The amendments of this ASU address the available options to reclassify stranded tax effects within AOCI to retained earnings in each period in which the effect of the change (or portion thereof) is recorded. Additionally, the ASU outlines the disclosure requirements for releasing income tax effects from AOCI. The ASU is effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years. Early adoption is permitted. The ASU should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Cuts and Jobs Act is recognized. The Company is currently evaluating the impact of ASU No. 2018-02 on the consolidated financial condition and results of operations.

Revenue recognition
(f)	Revenue recognition

Revenue is recognized when control of the goods or services are transferred to the customer at an amount that reflects the consideration to which the Group expects to be entitled in exchange for those goods or services.

Real estate sales
Revenues arising from real estate sales are recognized when or as the control of the asset is transferred to the customer. Depending on the terms of the contract and the laws that apply to the contract, control of the asset may transfer over time or at a point in time.

For real estate sales contracts for which the Group has an enforceable right to payment for performance completed to date, revenue is recognized over time by measuring the progress towards complete satisfaction of that performance obligation. Otherwise, revenue is recognized at a point in time when the customer obtains control of the asset. The progress towards complete satisfaction of the performance obligation is measured based on the Group’s efforts or inputs to the satisfaction of the performance obligation, by reference to the contract costs incurred up to the end of reporting period as a percentage of total estimated costs for each contract.

For the remaining real estate sales contracts, revenue is recognized when the customer obtains the physical possession, the legal title, or the significant risks and rewards of ownership of the assets and the Group has present right to payment and the collection of the consideration is probable.

Generally, the Group receives short-term advances from its customers for real estate sales. Using the practical expedient in ASC 606, Revenue from Contracts with Customers ("ASC 606”), the Group does not adjust the promised amount of consideration for the effects of a significant financing component if it expects, at contract inception, that the period between the transfer of the promised good or service to the customer and when the customer pays for that good or service will be one year or less. The Group also receives long-term advances from customers for real estate sales. The transaction price for such contracts is adjusted for the effects of a financing component, if long-term advances from customers is assessed as significant at the individual contract level.

Real estate management services income
Real estate management services income is recognized in the accounting period in which the services are rendered. The Group bills a fixed amount periodically for service provided and recognizes as revenue in the amount to which the Group has a right to invoice and corresponds directly with the value of performance completed.

Real estate management lease income
Real estate lease income is generally recognized on a straight-line basis over the terms of the tenancy agreements. For real estate leases, these contracts are treated as leases for accounting purposes, rather than contracts with customers subject to ASC 606.

Other revenue
Other revenue includes services ancillary to the Group’s real estate projects, including landscaping and computer network engineering. Landscaping and computer network engineering income is recognized when services are provided as the customer simultaneously benefits from the services as they are performed.

For the six months ended June 30, 2018, revenue is recognized and disaggregated by major source as below:

US$
(Unaudited)
Real estate sales	488,572,840
Real estate management services income	32,883,035
Other revenue	3,325,118
Revenue from contracts with customers	524,780,993

Real estate lease income	5,148,110

Total revenue	529,929,103

Contract balances

Contract assets
The Group pays sales commission to its real estate sales agencies for each real estate sales contract. The Group has elected to apply the optional practical expedient for costs to obtain a contract which allows the Group to immediately expense sales commissions (included under selling and distribution expenses) because the amortization period of the asset that the Group otherwise would have used is one year or less. For incremental costs of obtaining real estate sales contracts that extend beyond a one year period, these incremental costs of obtaining real estate sales contracts are recognized as an assets if amounts are collectible.

Accounts receivable
Accounts receivable represents the Group’s right to an amount of consideration that is unconditional (i.e., only the passage of time is required before payment of the consideration is due). The Group’s accounts receivable comprises of amounts due from customers under real estate sales and management services contracts.

Contract liabilities
A contract liability is the obligation to transfer goods or services to a customer for which the Group has received consideration (or an amount of consideration is due) from the customer. If a customer pays consideration before the Group transfers goods or services to the customer, a contract liability is recognized when the payment is made or the payment is due (whichever is earlier). The Group’s contract liabilities are comprised of customer deposits, which are recognized as revenue when the Group performs under the contract.

The following table presents the Group’s contract balances as of June 30, 2018 and January 1, 2018:

	June 30,2018	January 1,2018
	US$’000	US$’000
	(Unaudited)	(Unaudited)
Accounts receivables	37,508	12,035
Contract assets	16,990	15,576
Customer deposits	2,639,504	2,040,386

The following table presents the amount of revenue recognized from:

June 30, 2018
US$’000
(Unaudited)
Amounts included in the customer deposits balance at the beginning of the year	94,576

Impact of adoption of ASC 606

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606)(“ASU No. 2014-09”). Subsequent to the issuance of ASU 2014-09, the FASB has issued several ASUs such as ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, and ASU 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients among others. These ASUs have the same effective date as ASU 2014-09. All guidance is collectively referred to as ASC 606, which supersedes ASC 605, Revenue Recognition.

ASC 606 requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASC 606 creates a five-step model that requires entities to exercise judgment when considering the terms of the contract(s) which include (i) identifying the contract(s) with the customer, (ii) identifying the separate performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the separate performance obligations, and (v) recognizing revenue when each performance obligation is satisfied. ASC 606 also specifies the accounting for the incremental costs of obtaining a contract and the costs directly related to fulfilling a contract. In addition, ASC 606 requires extensive disclosures.

The Group adopted ASC 606 on January 1, 2018 using the modified retrospective approach, applying the adoption only to contracts not completed as of the date of adoption, with no restatement of comparative periods, and a cumulative-effect adjustment to retained earnings recognized as of the date of adoption.

The effect of adopting ASC 606 as at January 1, 2018 was, as follows:

		As of January 1, 2018
		US$’000(Unaudited)
	Reference	As previously reported	Effects of the adoption of ASC606	Restated
		US$’000	US$’000	US$’000
Consolidated balance sheet(extract)
Real estate properties development completed	(a)	840,393	35,132	875,525
Real estate properties under development	(a)	1,996,001	1,176,120	3,172,121
Accounts receivable	(a),(b)	100,553	(88,518)	12,035
Contract assets	(c)	-	15,576	15,576
Other deposit and prepayment	(a)	272,022	24,453	296,475
Deferred tax assets	(d)	82,006	68,159	150,165
Other payables and accrued liabilities	(a)	300,118	830	300,948
Customer deposits	(a)	438,342	1,602,044	2,040,386
Deferred tax liabilities	(d)	164,204	(36,064)	128,140
Income tax payable	(a)	169,839	(18,495)	151,344
Retained earnings	(a),(b),(c),(d)	382,124	(271,046)	111,078
Accumulated other comprehensive income	(a),(b),(c),(d)	29,226	(9,198)	20,028
Non-controlling interest	(Note 15)	64,441	(37,149)	27,292

Set out below, are the amounts by which each financial statement line item is affected as of and for the six months ended June 30,2018 as a result of the adoption of ASC 606. The adoption of ASC 606 did not have a material impact to the Group’s operating, investing and financing cash flows. The first column shows what the amounts would have been had ASC 606 not been adopted and the third column shows amounts prepared under ASC 606 with effects of the adoption of ASC 606 as stated in the second column:

		As of June 30, 2018
		US$’000(Unaudited)
	Reference	Amounts without the adoption of ASC606	Effects of the adoption of ASC606	Amounts as reported
Condensed consolidated balance sheets (extract)
Real estate properties development completed	(a)	546,970	163,534	710,504
Real estate properties under development	(a)	2,328,697	1,366,120	3,694,817
Accounts receivable	(a),(b)	54,762	(17,254)	37,508
Contract assets	(c)	-	16,990	16,990
Other deposits and prepayments	(a)	142,501	26,604	169,105
Deferred tax assets	(d)	140,899	1,873	142,772
Customer deposits	(a)	654,703	1,984,801	2,639,504
Other payable and accrued liabilities	(a)	266,040	507	266,547
Deferred tax liabilities	(d)	241,199	(99,795)	141,404
Income tax payable	(a)	130,764	(15,886)	114,878
Non-controlling interest	(Note 15)	54,915	(36,261)	18,654
Retained earnings	(a),(b),(c),(d)	350,443	(269,824)	80,619
Accumulated other comprehensive income	(a),(b),(c),(d)	13,925	(5,675)	8,250

Condensed consolidated statement of comprehensive income (extract)
Revenue	(a),(b)	892,075	(362,146)	529,929
Cost of revenue	(a)	(745,253)	363,407	(381,846)
Selling and distribution expenses	(c)	(27,980)	1,671	(26,309)
Income taxes	(d)	(25,919)	(1,268)	(27,187)
Net loss		(23,681)	1,664	(22,017)
Net loss attributable to non-controlling interest	(Note 15)	5,263	(442)	4,821
Net loss attributable to Xinyuan Real Estate Co., Ltd. Shareholders		(18,418)	1,222	(17,196)

The nature of the adjustments as at January 1, 2018 and the reasons for the significant changes in the condensed consolidated balance sheet as of June 30, 2018 and the condensed consolidated statement of comprehensive income for the six months ended June 30, 2018 are described below:

(a)Real estate sales
A significant portion of the Group’s revenue is derived from real estate sales of development properties in the PRC. Prior to the adoption of ASC 606, the Group recognizes revenue using the percentage-of-completion ("POC”) method on the sale of individual units when (i) construction is beyond a preliminary stage; and (ii) the buyer is committed to the extent of being unable to require a refund except for non-delivery of the unit; and (iii) sufficient units have already been sold to assure that the entire property will not revert to rental property; and (iv) sales prices are collectible; and (iv) aggregate sales proceeds and costs can be reasonably estimated. Under ASC 606, to recognize revenue over time similar to the POC method, contractual provisions need to provide the Group with an enforceable right to payment. Historically, the Group’s contracts did not include an enforceable right to payment. For all contracts executed starting from January 1, 2018, the Group modified certain terms to establish an enforceable right to payment for performance completed to date, including a reasonable profit. Under ASC 606, the Group recognizes revenue on an “over time” basis prospectively for these new contracts by using cost inputs to measure progress towards the completion of the performance obligation. Upon adoption of ASC 606, for those contracts that did not include enforceable right to payment terms, revenue is recognized at a point in time when title to the property is transferred to the buyer. Therefore, real estate properties development completed and real estate properties under development increased by US$35.1 million and US$1,176.1 million, respectively, accounts receivable decreased by US$91.1 million, other deposit and prepayment increased by US$24.5 million, other payables and accrued liabilities increased by US$0.8 million, customer deposits increased by US$1,602.0 million, income tax payable decreased by US$18.5 million, accumulated other comprehensive income decreased by US$10.9 million and retained earnings decreased by US$320.2 million as of January 1, 2018.

As of June 30, 2018, ASC 606 increased real estate properties development completed and real estate properties under development by US$163.5 million and US$1,366.1 million, respectively, decreased accounts receivable by US$23.7 million, increased other deposits and prepayments by US$26.6 million, increased other payable and accrued liabilities by US$0.5 million, increased customer deposits by US$1,984.8 million, decreased income tax payable by US$15.9million, decreased accumulated other comprehensive income by US$7.0 million, decreased revenue by US$366.1 million, decreased cost of revenue by US$363.4 million and decreased retained earnings by US$322.9 million.

For real estate sales of development properties in the U.S., under ASC 605 and 606, revenue was recognized at a point in time upon meeting relevant revenue recognition criteria, which is generally when title to the property is transferred to the buyer.

(b)Real estate management services income
In light of ASU 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, the Group reassessed its exposure to credit risk for the services that will be transferred to the customer, specifically, evaluating the customer’s ability and intention to pay the contract consideration when it is due. As a result of this evaluation, the Group will recognize revenue in the amount to which the Group has a right to invoice and corresponds directly with the value of performance completed. Upon adoption of ASC 606, the Group increased accounts receivable, accumulated other comprehensive income and retained earnings by US$2.6 million, US$0.1 million and US$1.9 million, respectively, as of January 1, 2018.

As of June 30, 2018, ASC 606 increased accounts receivable, accumulated other comprehensive income, revenue and retained earnings by US$6.4 million, US$0.1 million US$4.0 million and US$5.9 million, respectively.

(c)Incremental cost to obtain a contract
The Group pays sales commission to its real estate sales agencies for each real estate sales contract. Prior to the adoption of ASC 606, the Group immediately expensed sales commissions (included under selling and distribution expense) when incurred. Under ASC 606, the Group assessed that sales commission to its real estate sales agencies qualified as an incremental cost of obtaining a contract with customer. Therefore, upon adoption of ASC 606, the Group increased contract assets, accumulated other comprehensive income and retained earnings by US$15.6 million, US$0.4 million and US$11.3 million, respectively, as of 1 January 2018.

As of June 30, 2018, ASC 606 increased contract assets, accumulated other comprehensive income and retained earnings by US$17.0 million, US$0.2 million and US$13.0 million, respectively, and decreased selling and distribution expenses by US$1.7 million.

(d)Income taxes
The tax effects of the adjustments at the applicable statutory tax rates were also reflected. Upon adoption of ASC 606, the Group increased deferred tax assets by US$68.2 million, decreased deferred tax liabilities by US$36.1 million, increased accumulated other comprehensive income by US$3.4 million and increased retained earnings by US$100.9 million as of 1 January 2018. And the Group increased deferred tax assets by US$1.9 million, decreased deferred tax liabilities by US$99.8 million, increased income taxes by US$1.3 million, increased accumulated other comprehensive income by US$0.1 million and increased retained earnings by US$100.3 million as of June 30, 2018.